UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 18, 2007

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LightPath Technologies, Inc.

Form 8-K

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective as of September 18, 2007, Mr. Kenneth Brizel’s employment with LightPath Technologies, Inc. (the “Company”) terminated. Mr. Brizel was the President and Chief Executive Officer. On such date, Mr. Brizel resigned as a director of the Company’s and its Shanghai subsidiary. As of September 18, 2007 Mr. Brizel’s employment agreement with the Company was amended to stipulate that his employment had been terminated by the Company other than for “Cause” and, accordingly, Mr. Brizel will be entitled to receive severance in the amount of $286,000 to be paid over the next year pursuant to the terms of his employment agreement. The amendment to the employment agreement is attached as Exhibit 99.2 to this Current Report.

(c) On September 18, 2007, Mr. James Gaynor, the Company’s Senior Vice President of Global Operations, was appointed as Interim Chief Executive Officer by the Company’s Board of Directors as announced in the Company’s press release attached as Exhibit 99.1 to this Current Report.

Mr. Gaynor was Senior Vice President of Global Operations since July 2006. Mr. Gaynor is a mechanical engineer with 25 years of business and manufacturing experience in volume component manufacturing in electronics and optics industries. Prior to joining LightPath from August 2002 to July 2006, Mr. Gaynor was Director of Operations and Manufacturing for Puradyn Filter Technologies. Previous to that he was Vice president of Operations and General Manager for JDS Uniphase Corporation’s Transmission Systems Division from March 2000 to April 2002. He has also held executive positions with Spectrum Control, Rockwell International and Corning Glass Works. His experience includes various engineering, manufacturing and management positions in specialty glass, electronics, telecommunications components and mechanical assembly operations. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction, acquisitions and business start-up and turnaround success. Mr. Gaynor holds a Bachelors of Science degree in Mechanical Engineering from the Georgia Institute of Technology and has worked in manufacturing industries since 1976.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release on September 19, 2007 (furnished herewith).

Exhibit 99.2	First Amendment to Employment Agreement dated as of September 18, 2007, between Kenneth Brizel and LightPath Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: September 20, 2007	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO

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Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued on September 19, 2007.

EX-99.2	First Amendment to Employment Agreement dated as of September 18, 2007, between Kenneth Brizel and LightPath Technologies, Inc.

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